                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 30, 1997


                         STATEFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



     Delaware                           0-22790                  42-1410788
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 (State or other               (Commission File No.)    (IRS Identification No.)
jurisdiction of incorporation)



519 Sixth Avenue, Des Moines, Iowa                                50309-2473
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(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (515) 282-0236

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                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events
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         On October 30, 1997, the Registrant issued the attached press release.

Items 7.  Financial Statements and Exhibits
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         (a)   Exhibit

                1.  Press release, dated October 30, 1997

















                                       2.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         STATEFED FINANCIAL CORPORATION


Date:  November 10, 1997                    By:
       -----------------                       -------------------------------
                                               John F. Golden
                                                Chief Executive Officer











                                       3.